SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2001

                                 NCT Group, Inc.
             (Exact name of Registrant as specified in its charter)


      Delaware                         0-18267                     59-2501025
------------------------            ---------------        --------------------
(State or other juris-                (Commission            (IRS Employer
diction of incorporation)             File Number)      Identification Number)


20 Ketchum Street, Westport, Connecticut                               06880
--------------------------------------------                     --------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code:               (203) 226-4447


                                 Not Applicable
          (Former name or former address, if changes since last report)

ITEM 5. OTHER EVENTS

On October 25, 2001, NCT Group, Inc. reduced the exercise price from $0.32 to $0.08 for 5,000,000 shares of our common stock purchasable under a October 26, 2000 warrant issued to Libra Finance S.A. The October 26, 2000 warrant granted Libra Finance the right to purchase up to 10,000,000 shares of our common stock, par value $0.01 per share, at an exercise price of $0.32 per share. The shares of our common stock underlying the warrant were registered for resale on a registration statement on Form S-1, effective February 12, 2001. On or about October 25, 2001, Libra Finance paid us $400,000 for the exercise of these 5,000,000 warrant shares and we issued Libra Finance a stock certificate for the 5,000,000 shares.

On October 25, 2001, NCT granted Libra Finance another warrant for the right to purchase up to 20,000,000 shares of its common stock at an exercise price of $0.09 per share, which approximated the per share closing price of NCT's stock on that date. The warrant is exercisable at any time until 5:00 p.m., New York City local time, on October 24, 2004. NCT, in its sole discretion, has the right to require Libra Finance to exercise the warrant in accordance with the following terms:

o Up to and including 6,666,000 shares on or after any such date that (1) the closing bid price of NCT's common stock for each of the previous fifteen consecutive trading days equals or exceeds $0.15 per share, and (2) the average daily trading volume of NCT's common stock during that same fifteen consecutive trading day period is equal to or greater than 1,500,000 shares; and

o Up to and including 13,333,000 shares on or after any such date that (1) the closing bid price of NCT's common stock for each of the previous fifteen consecutive trading days equals or exceeds $0.20 per share, and (2) the average daily trading volume of NCT's common stock during that same fifteen consecutive trading day period is equal to or greater than 2,500,000 shares.

NCT is obligated to register the shares of its common stock underlying the October 25, 2001 warrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

 10(ao)     Letter dated October 21, 2001 from NCT Group, Inc. to
            Libra Finance S.A. amending terms of October 26, 2000 warrant.

 10(ap) Warrant dated October 25, 2001 issued to Libra Finance S.A. for the purchase of 20,000,000 shares of NCT Group, Inc. common stock.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NCT GROUP, INC.
                                          Registrant



                                          By:   /s/ CY E. HAMMOND
                                                ---------------------------
                                                Cy E. Hammond
                                                Senior Vice President and
                                                Chief Financial Officer


Date: November 7, 2001


                                  EXHIBIT INDEX



EXHIBIT
NUMBER                      DOCUMENT DESCRIPTION
---------                 ------------------------

 10(ao)     Letter dated October 21, 2001 from NCT Group, Inc. to
            Libra Finance S.A. amending terms of October 26, 2000 warrant.

 10(ap) Warrant dated October 25, 2001 issued to Libra Finance S.A. for the purchase of 20,000,000 shares of NCT Group, Inc. common stock.